Exhibit 10.39.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

WORK ORDER AGREEMENT

between

Ares Genetics GmbH
Karl-Farkas-Gasse 18
1030 Wien
Austria
(the “Service Provider/Institution”)

and

Sandoz International GmbH
Industriestrafge
83607 Holzkirchen , Germany
(“Sandoz”)

This work order (“Work Order”) shall be effective as of the Effective Date below. It is subject to the terms of the Services Frame Agreement (“Agreement”) between Sandoz and Service Provider/Institution dated 14 December zoi8.

1.	CONTRACT RESEARCH-RELATED INFORMATION.
Effective Date:	14. December 2018
Test Compound and Study No.:	IDEntifying the Optimal Use of existing and novel Antibiotics using a Digital Anti-Infectives Platform (IDEA) – Platform development and proof of concept based on [***], [***] and [***].
Expected Services Completion Date	13. December 2019
Total Contract Value	$[***]
Services Frame Agreement expiry date	13.December 2021

1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

2.	RESPONSIBILITIES OF SERVICE PROVIDER/INSTITUTION

Sandoz and the Service Provider/Institution agree that the Service Provider/Institution, either exclusively or jointly with Sandoz or its Affiliates or its authorised agent(s), shall have the responsibilities and shall perform the tasks as specified in the Study Specifications attached hereto as Schedule C and incorporated herein by reference and other documents which are attached hereto or incorporated by reference.

Subcontracting by the Service Provider/Institution in the performance of the Services and the performance of the Services by the subcontractors shall be bound by the terms`and conditions of the Agreement. Subcontractors used in the performance of the Services described herein are detailed in Schedule D.

3.	NOTICE

Any notice required or permitted hereunder shall be in writing and shall be deemed given as of the date if it is (A) delivered by hand or (B) sent by registered or certified mail, postage prepaid, return receipt request, and addressed to the party to receive such notice at the address set forth below, or such other address as is subsequently specified in writing, as well as any persons so designated under the Agreement itself:

If to Sandoz:

Invoicing and Payments Matters:	Billing address: Salutas Pharma GmbH Zentrale Kreditorenbuchhaltung Otto-von-Guericke-Allee 1 39179 Barleben Germany
Administrative / Contractual Matters:	Novartis Business Services City Green Court Hvezdova 1734/2c 140 00, Praha 4 Czech Republic FAO Nina Sedlakova [***]
Technical Matters:	Nicholas Adomakoh Industriestr. 25 D-83607 Holzkirchen Germany

2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

If to Service Provider/Institution:

Technical Matters:	Ares Genetics GmbH Karl-Farkas Gasse 1030 Wien Austria Attn: Business Development [***]
Contract / Payment Matters:	Ares Genetics GmbH Karl-Farkas Gasse 1030 Wien Austria Attn: Business Development [***]

4.	MODIFICATIONS AND ADDITIONAL TERMS FOR THIS CONTRACT SERVICES:

N/A

5.	LIST OF ATTACHMENTS:
•	Budget and Payment Schedule (Schedule A)
•	Study Specification Worksheet (Schedule B)
•	Subcontractors (Schedule C)
•	Service Provider/Institution Proposal and Budget (Schedule D)
6.	COST AND PAYMENT

Payment shall be made to the Service Provider/Institution according to Schedule A appended hereto and incorporated herein by reference. All costs outlined on Schedule A shall remain firm for the duration of the Services, unless otherwise agreed to in writing by the Service Provider/Institution and Sandoz.

In Witness Whereof, the parties hereto have executed this Work Order in duplicate by proper persons thereunto duly authorised

- Signatures next page –

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

SANDOZ INTERNATIONAL, GMBH	ARES GENETICS GMBH
By: /s/ NG Warwick Name: NG Warwick Title: Chief Medical Officer Date: 17 December 2018	By: Andreas Posch Name: Dr. Andreas Posch Title: Managing Director & CEO Date: 14 December 2018
By: /s/ Kristina Albert Name: Kristina Albert Title: Head HRGI Product Development Functions Date: 17 December 2018	By: /s/ Achim Plum Name: Dr. Achim Plum Title: Managing Director Date: 14 December 2018

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Schedule A

BUDGET AND PAYMENT SCHEDULE

[***]

5

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Schedule B

STUDY SPECIFICATIONS

[***]

6

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Schedule C

Subcontractors

Subcontractors to Service Provider/Institution in the performance of the Services described herein.

[***]

7

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Schedule D

Service Provider/Institution Proposal and Budget

[***]

8

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Work Plan

[***]

Budget

[***]

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